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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          DATE OF REPORT: JULY 8, 2002
                 (DATE OF EARLIEST EVENT REPORTED: JULY 8, 2002)

                               KINDER MORGAN, INC.
             (Exact name of registrant as specified in its charter)




           KANSAS                        1-6446                  48-0290000
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)



                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE.

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On July 8, 2002, Kinder Morgan, Inc. issued a press release, a copy of which is included herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         The following material is furnished pursuant to Item 9 as an exhibit to this Current Report on Form 8-K.

          Exhibit
          Number             Description
          --------           -----------
           99.1              Press release of Kinder Morgan, Inc. issued on
                             July 8, 2002



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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KINDER MORGAN, INC.



Dated: July 8, 2002                   By:       /s/ JOSEPH LISTENGART
                                         ---------------------------------------
                                                    Joseph Listengart
                                           Vice President, General Counsel and
                                                       Secretary


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                                  EXHIBIT INDEX

          Exhibit
          Number             Description
          -------            -----------
           99.1              Press release of Kinder Morgan, Inc. issued on
                             July 8, 2002











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